UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2018

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreement

On August 21, 2018, AMERI Holdings, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Additional Purchaser”) for the sale of approximately 500,000 shares of our common stock, via a pre-funded warrant (the “Shares”), and warrants to purchase a total approximately 400,000 shares (the “Warrant Shares”) of our common stock (“Additional Purchaser Warrants”) for gross proceeds of approximately $600,000 (the “Additional Investment”). The initial price per Share was $1.20 (“Per Share Purchase Price”) and the initial per share exercise price of the Purchaser Warrants was $1.60 (“Exercise Price”). The Per Share Purchase Price and the Exercise Price are subject to adjustment as described below. The Additional Purchaser was not issued any Shares at the closing of the Additional Investment, due to Nasdaq stock issuance limitations, but the Shares will be issued upon the exercise of a pre-funded warrant for no additional consideration to the Company, subject to stockholder approval. The Additional Purchaser Warrants and the Additional Purchaser’s pre-funded warrant are exercisable following the later of stockholder approval of the Private Placement (defined below) or the effectiveness of the Resale Registration Statement (defined below), subject to ownership limitations described below, and expire five years after the date of issuance.

The Additional Investment was made in connection with, and substantially on the same terms and using the same forms as, the private placement of common stock and warrants completed by the Company on July 30, 2018 (such private placement and the Additional Investment, the “Private Placement”), as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2018. The $600,000 purchase price paid by the Additional Purchaser on August 21, 2018 represents the entire purchase price that will be paid by the Additional Purchaser for the Shares and the Additional Purchaser Warrants (excluding the exercise price to be paid upon the exercise of Additional Purchaser Warrants), even if additional Shares (through the adjustment of a pre-funded warrant) are issued and additional Warrant Shares become issuable upon the occurrence of certain events described below.

The Company must seek stockholder approval for the Private Placement by September 27, 2018. In the event the stockholders do not approve the Private Placement, the Company is required to seek stockholder approval again by November 15, 2018 and then every four months until the transaction is approved or until the warrants have terminated.

The Per Share Purchase Price and Exercise Price will automatically be adjusted lower (the “Price Adjustment”), if applicable, to 80% (with respect to the purchase price of the shares) and 110% (with respect to the exercise price of the Additional Purchaser Warrants) of the lowest of the average daily prices on the 6 trading days after the date that (i) a registration statement covering the resale of the securities being issued in the transaction is declared effective by the SEC and (ii) the Company’s stockholders approve the Private Placement transaction. If all the shares issuable pursuant to the Securities Purchase Agreement are not included in the registration statement, another similar adjustment to the Per Share Purchase Price and Exercise Price will occur on the date that such shares may be sold pursuant to Rule 144 under the Securities Act of 1933. Following any adjustment to the Exercise Price, the number of shares that may be issued pursuant to an Additional Purchaser Warrant will be proportionately increased. In no event will the Per Share Purchase Price or the Exercise Price be less than $0.29 per share. In addition, the Additional Purchaser Warrants have transaction-specific anti-dilution provisions, as described in the Additional Purchaser Warrant filed hereto as Exhibit 4.1.

The aggregate gross proceeds received by the Company for the Additional Investment was approximately $600,000. The Company intends to use the net proceeds for the repayment of certain indebtedness, past acquisition obligations and general working capital purposes.

The Additional Investment is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Additional Purchaser represented that it is either: (i) an “accredited investor” as defined in Rule 501 of the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Additional Investment have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Registration Rights Agreement

In connection with the Additional Investment, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Additional Purchaser, to be effective as of the Closing. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC by August 24, 2018 for purposes of registering the resale of the Shares and the Warrant Shares issuable upon exercise of the Additional Purchaser Warrants. The Company also agreed to use its reasonable best efforts to cause such registration statement to be declared effective by the SEC by September 23, 2018 (October 23, 2018 in the event the registration statement is reviewed by the SEC). If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Additional Purchaser. The Company also agreed, among other things, to indemnify the selling holders under the Resale Registration Statement from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

The foregoing description of the Additional Investment and the Securities Purchase Agreement, the Additional Investor Warrants and the Registration Rights Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, the Additional Investor Warrants and the Registration Rights Agreement, which are filed hereto as Exhibits 10.1, 4.1 and 10.2, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On August 22, 2018, the Company issued a press release announcing the execution of the Securities Purchase Agreement which is filed as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description

	4.1	Form of Warrant (filed as Exhibit 4.1 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

	10.1	Securities Purchase Agreement by and between AMERI Holdings, Inc. and the purchaser named in the signature pages thereto (form of agreement filed as Exhibit 10.1 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

	10.2	Registration Rights Agreement (filed as Exhibit 10.2 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

	99.1	Press Release dated August 22, 2018.

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant (filed as Exhibit 4.1 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

10.1	Securities Purchase Agreement by and between AMERI Holdings, Inc. and the purchaser named in the signature pages thereto (form of agreement filed as Exhibit 10.1 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

10.2	Registration Rights Agreement (filed as Exhibit 10.2 to Ameri Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 30, 2018 and incorporated herein by reference).

99.1	Press Release dated August 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2018	AMERI HOLDINGS, INC.

	By:	/s/ Viraj Patel
		Name:	Viraj Patel
		Title:	Chief Financial Officer